SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2004

Extended Stay America, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13125	36-3996573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Dunbar Street Spartanburg, SC 29306
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (864) 573-1600

N/A
(Former name or former address, if changed since last report)

Item 5.   Other Events.

On January 23, 2004, Extended Stay America, Inc. (the “Company”) announced the appointment of James A. Ovenden as Chief Financial Officer of the Company, effective February 1, 2004.  This press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by this reference.

Item 7.   Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated January 23, 2004, of Extended Stay America, Inc., announcing the appointment of James A. Ovenden as Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2004

Extended Stay America, Inc.

	By:	/s/ CORRY W. OAKES, III
Corry W. Oakes, III
President and Chief Operating Officer